EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DS Healthcare Group, Inc. (the “Registrant”) on Form 10-Q for the period ending September 30, 2015, as filed with the SEC on the date hereof (the “Quarterly Report”), I, Daniel Khesin, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  October 18, 2016

By:	/s/ Daniel Khesin
Daniel Khesin
President, Chief Executive Officer